                                                                   EXHIBIT 99.5


                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                      BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1995-A



          The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2.   First USA is, as of the date hereof, the Servicer under the Agreement.

     3.   The undersigned is a Servicing Officer.

     4.   This Certificate relates to the Distribution Date occuring on
                17-Jul-00.
          ----------------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
[Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered
this Certificate this    11th          day of              Jul-00
                         ----------              ----------------




          First USA Bank, N.A.
          as Servicer

          By:              /s/ Tracie Klein
                           ---------------------------------------------------
                           Name:           Tracie  Klein
                           Title:          First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1995-B


     The undersigned, a duly authorized representative of First USA Bank N.A., as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. First USA is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on 17-Jul-00.
                                                                      ---------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
[Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of Jul-00
                 ----        ------

     FIRST USA BANK, N.A.
     as Servicer

     By: /s/ Tracie Klein
         -----------------------------------
         Name:   Tracie  Klein
         Title:  First Vice President

                        MONTHLY SERVICER'S CERTIFICATE
                             FIRST USA BANK, N.A.


                       BANC ONE CREDIT CARD MASTER TRUST
                                 SERIES 1996-A


          The undersigned, a duly authorized representative of First USA Bank, NA, as Servicer ("First USA"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between First USA, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2.   First USA is, as of the date hereof, the Servicer under the Agreement.

     3.   The undersigned is a Servicing Officer.

     4.   This Certificate relates to the Distribution Date occuring on
            17-Jul-00.
          ------------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.
[Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.
[or, if there is a Lien, such Lien consists of]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered
this Certificate this    11th          day of             Jul-00
                         ----------              ---------------




          FIRST USA BANK, N.A.
          as Servicer

          By:              /s/ Tracie Klein
                           --------------------------------------------------
                           Name:           Tracie  Klein
                           Title:          First Vice President